                         REGISTRATION RIGHTS AGREEMENT


         REGISTRATION RIGHTS AGREEMENT, dated as of _____________, 1996 (the "Agreement"), among AMERISAFE, Inc., a Texas corporation (the "Company"), Millard E. Morris ("Morris") and Mark R. Anderson ("Anderson") (Morris and Anderson being hereinafter referred to collectively as the "Holders").

                 1. Effectiveness of Agreement. On the date of this Agreement, (a) Morris is the record and beneficial owner of 17,126,521 shares of Class B Common Stock, par value $.01 per share, of the Company (the "Class B Common Stock") and (b) Anderson is the record and beneficial owner of 273,479 shares of Class B Common Stock. Pursuant to the terms of the Company's Amended and Restated Articles of Incorporation (the "Restated Articles"), each share of Class B Common Stock will be automatically converted, without any action on the part of the Holder, into shares of Class A Common Stock, par value $.01 per share, of the Company (the "Class A Common Stock") upon the transfer of such shares of Class B Common Stock by the Holder, except as otherwise provided in the Restated Articles. The Company has filed with the Commission the Company's registration statement on Form S-1, Registration No. 333-_____, with respect to the registration of the offering and sale of up to 12,650,000 shares of Class A Common Stock in an initial public offering. This Agreement shall become effective upon the consummation of the Company's initial public offering in which shares of Class A Common Stock are sold.

                 2. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                 Affiliate: With respect to any Person, any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. "Control" shall mean the power to cause the election of a majority of the members of the board of directors or other governing body of any Person.

                 Class A Common Stock:  As defined in Section 1.

                 Class B Common Stock:  As defined in Section 1.

                 Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 Company: As defined in the introductory paragraph of this Agreement.

                 Demand Holder:  As defined in Section 3.1.

                 Exchange Act: The Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such similar federal statute.

                 Holders: As defined in the introductory paragraph of this Agreement.

                 Person: An individual, corporation, partnership or other legal entity.

                 Registrable Securities: (a) Any shares of Class A Common Stock owned by the Holders and their successors and assigns or any other securities of the Company convertible into shares of Class A Common Stock, (b) any shares of Class A Common Stock owned by Persons to whom the Company shall hereafter grant registration rights, consistent with this

                 Agreement, and (c) any securities issued or issuable with respect to any of the securities referred to in clauses (a) and (b) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold or otherwise transferred in accordance with such registration statement,
                 (ii) they shall have been sold or otherwise transferred pursuant to Rule 144 (or any successor rule) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates representing such Registrable Securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force, (iv) they shall have been transferred to any Person, which, after such transfer, holds fewer than 500,000 Registrable Securities, or (v) they shall have ceased to be outstanding.

                 Registration Expenses: All expenses incident to the Company's performance of or compliance with Section 3, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, telecommunications, messenger, mailing and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case, where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, but shall include all out- of-pocket expenses of the Company incident to its performance of or compliance with Section 2 (including, but not limited to, fees and disbursements of outside counsel or independent public accountants retained by the Company in order to perform its obligations under Section
                 2), unless such expenses would have been incurred by the Company in the ordinary course of its business or which the Company would have incurred in any event.

                 Securities Act: The Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. References to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such similar federal statute.

                 3.       Registration under Securities Act, Etc.

                 3.1 Registration on Request. (a) At any time after June 30, 1997, upon the written request of Morris (the "Demand Holder") that the Company effect the registration under the Securities Act of all or part of the Registrable Securities then owned by the Demand Holder, specifying the intended method of disposition thereof and whether or not such requested registration is to be an underwritten offering, the Company will use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Demand Holder, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that no such request shall be for the registration of less than 1,000,000 of the Registrable Securities unless at the time of such request the Demand Holder owns less than 1,000,000 shares of Registrable Securities in which case such request shall be for all of the Registrable Securities owned by the Demand Holder; provided, further, that in the event that four





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registrations requested pursuant to this Section 3.1 shall already have been effected or deemed to have been effected, the Company will not be required to effect any additional requested registration. The Company shall have the absolute right to terminate any registration of less than 1,000,000 Registrable Securities initiated pursuant to this Section 3.1 unless such registration relates to all Registrable Securities held by the Demand Holder.

                 (b) Registration of Other Securities. Whenever the Company shall effect a registration pursuant to this Section 3.1 in connection with an underwritten offering, no securities other than the Demand Holder's Registrable Securities and, in the Company's discretion, securities of the Company to be sold for the account of the Company shall be included among the securities covered by such registration if the managing underwriter of such offering shall have advised the Company that the inclusion of such other securities would adversely affect such offering.

                 (c) Registration Statement Form. Registrations under this Section 3.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the disposition of the Demand Holder's Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand Holder's request for such registration.

                 (d) Expenses. The Company will pay all Registration Expenses in connection with any registration requested pursuant to this Section
3.1. The underwriting discounts and commissions if any, in connection with each registration requested under this Section 3.1 shall be allocated among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf. If the Company terminates a registration pursuant to the last sentence of Section 3.1(a), but the Demand Holder pays all of the Registration Expenses incurred in connection with such registration prior to the date of such termination and any Registration Expenses incurred in connection with the Company's withdrawing such registration statement, the Demand Holder shall have the right to make an additional written request for registration pursuant to and in accordance with this Section 3.1.

                 (e) Effective Registration Statement. A registration requested pursuant to this Section 3.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, or (ii) if after such registration statement has become effective, the Registrable Securities to be registered fail to be sold because (A) of any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (B) the conditions to closing (other than closing conditions to be met by the Demand Holder) specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied.

                 (f) Selection of Underwriters. If a requested registration pursuant to this Section 3.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the Demand Holder with the consent of the Company (which consent shall not be unreasonably withheld).

                 (g) Priority in Requested Registrations. If a requested registration pursuant to this Section 3.1 involves an underwritten offering, and the managing underwriter shall advise the Company that, in its judgment, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the Demand Holder, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering (i) first, the Registrable Securities held by the Demand Holder requested to be included in such registration, (ii) second, if all of the Demand Holder's Registrable Securities requested to be registered have been included, securities of the Company to be sold for the Company's account, and
(iii) third, if all of the securities sought to be registered under the preceding clauses (i) and (ii) have been included, all other Registrable Securities of the Company requested to be included in such registration pro rata on the basis of the number of such Registrable Securities so requested to be included in the registration or otherwise in accordance with any written agreement to which the Company is a party.





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                 (h)      Intervals.  The Company shall not be required to
effect a registration pursuant to this Section 3.1 earlier than twelve months after the effective date of a prior registration effected under this Section 3.1.

                 (i) Deferral of Registration. If, in the good faith judgment of the Company, a registration at the time and on the terms requested would interfere with any financing, acquisition, corporate reorganization or other material transaction involving the Company that had been contemplated prior to the notice by the Demand Holder requesting registration, the Company will not be required to commence using its reasonable best efforts to effect a registration pursuant to this Section 3.1 until the later of (i) 180 days after the date of such written notice or if earlier, 60 days after the abandonment or completion of such financing or other transaction, and (ii) the termination of any "black-out" period required by the underwriters, if any, in connection with such financing or other transaction. If, while a registration request is pending pursuant to this Section 3.1, the Company determines in the good faith judgment of its legal advisors that the filing of a registration statement would require the disclosure of material information which the Company has a bona fide business purpose for preserving as confidential, the Company will not be required to commence using its reasonable best efforts to effect a registration pursuant to this Section 3.1 until the earlier of (i) the date upon which such material information is disclosed to the public or ceases to be material, or (ii) 135 days after the Company makes such good faith determination.

                 (j) Inclusion of Financial Statements. The Company will not be obligated to file any registration statement pursuant to this Section
3.1 at any time if the Company would be required to include financial statements audited as of any date other than the end of its fiscal year.

                 3.2 Incidental Registration. (a) Right to Include Registrable Securities. If, at any time after June 30, 1997, the Company proposes to register any of its common stock or options, warrants, rights or other securities convertible or exercisable into or exchangeable for its common stock under the Securities Act (other than pursuant to Section 3.1), whether or not for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 3.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its option, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 3.2 shall be deemed to have been effected pursuant to Section 3.1 or shall relieve the Company of its obligation to effect any registration upon request under Section
3.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.2. The underwriting discounts and commissions, if any, in connection with each registration requested under this Section 3.2 shall be allocated among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf.

                 (b) Priority in Incidental Registrations. If (i) a registration pursuant to this Section 3.2 involves an underwritten offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of nationally recognized standing under underwriting terms appropriate for such a transaction, and (ii) the





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managing underwriter of such underwritten offering shall inform the Company of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in (or during the time of) such offering, then the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in (or during the time of) such offering, first, all securities proposed by the Company to be sold for its own account, second, such Registrable Securities of the Holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included, and third, all other Registrable Securities of the Company requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included.

                 (c) Other Registration Rights. The Company retains the right to grant registration rights to other holders of the Company's securities, including its officers and directors, subject to the rights of the Holders hereunder and otherwise consistent with the provisions of this Agreement.

                 (d) Effect on Company Financing. The Company will not be required to effect any registration of Registrable Securities under this
Section 3.2 if, in the reasonable judgment of its managing underwriter or underwriters, inclusion of any Registrable Securities in the Company's registration statement at that time would adversely affect the Company's own financing.

                 (e) Other Exclusions. The Company will not be required to effect any registration of Registrable Securities under this Section 3.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, rights or subscription offers, dividend reinvestment plans or stock option or other employee benefit plans.

                 3.3 Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 3.1 and 3.2, the Company will as expeditiously as possible:

                          (a) prepare and file with the Commission the appropriate registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective;

                          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective;

                          (c) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (including, if requested, all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities
                 Act) and such other documents, as such seller may reasonably request;

                          (d) use reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions in the United States as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable





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                 to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                          (e) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and the underwriters, if any) of

                          (i) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

                          (ii) a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, such matters as are customarily covered in accountants' letters delivered to the underwriters in underwritten public offerings and such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller, or the underwriters, if any, may reasonably request;

                          (f) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then if effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and promptly prepare and furnish to each such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                          (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                          (h) use reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities is then listed.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.





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         Each holder of Registrable Securities agrees by acquisition of such
Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (f) of this Section 3.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 3.3 and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the 90-day period referred to in clause (b) of this Section 3.3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to clause (f) of this Section 3.3 to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (f) of this Section 3.3.

                 3.4 Underwritten Offerings. (a) Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Demand Holder of Registrable Securities pursuant to a registration requested under Section 3.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Demand Holder and the underwriters and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 3.5. The Demand Holder of Registrable Securities to be distributed by such underwriters shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of the Demand Holder of Registrable Securities. The Demand Holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding the Demand Holder, the Demand Holder's Registrable Securities and the Demand Holder's intended method of distribution and any other representation required by law.

                 (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 3.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in Section 3.2 and subject to the provisions of Section 3.2(b), arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder with the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

                 (c) Holdback Agreements. Each holder of Registrable Securities agrees that, if so required by the managing underwriter, it will not effect any public sale or distribution of any equity securities of the Company, during the seven days prior to and the 90 days after any underwritten registration pursuant to Section 3.1 or 3.2 has become effective.

                 3.5 Indemnification. (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, in the case of any registration statement filed pursuant to Section 3.1 or 3.2, indemnify and hold harmless the seller of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other





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
Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities (whether or not resulting from third-party claims and including interest and penalties), joint or several, to which such seller or holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such seller, such holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding or in asserting any of their respective rights under this Section 3.5; provided that the Company shall not be liable in any such case to the extent that any such loss, claim damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation thereof; provided, further, that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such seller.

                 (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 3.2, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in clause (a) of this Section 3.5) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

                 (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                 (d) Other Indemnification. Indemnification similar to that specified in the preceding provisions of this Section 3.5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

                 (e) Indemnification Payments. The indemnification required by this Section 3.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                 3.8 Adjustments Affecting Registrable Securities. Upon the occurrence of any combination, subdivision or recapitalization which affects the Registrable Securities, the minimum number of Registrable Securities that the Holders may request to be registered pursuant to Section 3.1, and the number of shares of Registrable Securities a Person must hold in order for such securities to continue to be deemed Registrable Securities under clause (iv) in the definition of Registrable Securities in Section 2, shall automatically be adjusted to appropriately reflect such combination, subdivision or recapitalization and to preserve the original rights and obligations of the parties hereto under this Agreement. The Company will not effect or permit or occur any combination or subdivision of shares or any other recapitalization which would otherwise adversely affect the ability of any of the undersigned holders of Registrable Securities to initiate or include such Registrable Securities in any registration of its securities contemplated by
Section 3 or the marketability of such Registrable Securities under any such registration.

                 4. Rule 144: If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by
(a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the Commission.

                 5. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of record of two-thirds or more of the shares (by number of shares) of the Registrable Securities held by the Holders. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 5, whether or not such Registrable Securities shall have been marked to indicate such consent.

                 6. Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                 7. Notices. All notices, requests, demands and other communications made in connection with this Agreement shall be in writing and shall be (a) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (b) transmitted by hand delivery or overnight courier, or (c) transmitted by telecopy and, in each case, addressed
(i) if to the Company, to AMERISAFE, Inc. 1807 Highway 190 West, DeRidder, Louisiana 70634, Telecopy: (318) 463-7298, ATTN: Secretary, (ii) if to a holder of Registrable Securities, at the address on the Company's records, or
(iii), in each case, at such other address as may be specified in writing to the other parties hereto.

                 8. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

                 9.       Term.  This Agreement shall expire on June 30, 2007.

                 10. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

                 11. Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

                 12. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Texas, without giving effect to the choice of law principles thereof.

                 13. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                             AMERISAFE, Inc.



                                             By:
                                                   -----------------------------
                                                   Name:
                                                         -----------------------
                                                   Title:
                                                         -----------------------



                                             -----------------------------------
                                             Millard E. Morris



                                             -----------------------------------
                                             Mark R. Anderson